MANAGEMENT AGREEMENT

     This Management Agreement is executed as of _____ day of November, 1999, by and between UNITED PETROLEUM GROUP, INC., a Delaware corporation ("Manager" or the "Company"), and FARM STORES GROCERY, INC., a Delaware corporation ("FSG").

     WHEREAS, FSG is engaged in the operation of Drive-Thru Stores; and

     WHEREAS, FSG desires to engage Manager to manage the day-to-day operation and business of FSG and the Drive-Thru Stores (collectively, the "FSG Business") for the account of FSG and Manager desires to accept such engagement,

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.   Definitions.

     1.1 Definitions Terms defined throughout this Agreement shall have the meanings ascribed to them in this Agreement. Unless otherwise defined herein, the following terms shall have the meaning ascribed to them in this Section 1.1:

     "Affiliate" shall mean, with respect to any Person, any other Person (i) in which such first Person, directly or indirectly, owns greater than a fifty percent (50%) interest (whether economic or voting), (ii) that directly or indirectly owns greater than a fifty percent (50%) interest (whether economic or voting) in such first Person or (iii) that, directly or indirectly, is in control of, is controlled by, or is under common control with, such first Person. For purposes of this definition, "control" and "controlled" with respect to a Person means the power, directly or indirectly, either to direct or cause the direction of the management and policies of such Person, through the ownership of voting securities or other equity interests, by contract, or otherwise.

     "Annual FSG Plan" shall have the meaning set forth in Section 3.4.

     "Base FSG Fee" shall have the meaning set forth in Section 4.1.

     "Drive-Thru  Stores"  shall mean,  collectively:  (i) the one hundred eight
(108) Farm Stores Express drive-through specialty grocery stores owned or leased by FSG in the State of Florida (together with all modifications, additions, and replacements in and to such stores), and (ii) any other drive-through specialty grocery stores or other convenience stores, of any kind and wherever located, that may be acquired or constructed by FSG, from time to time, during the Term of this Agreement.

     "Event of Default" shall have the meaning set forth in Section 15.1.

     "Fiscal Year" shall mean each fiscal year of FSG (presently, the period ending on the last Saturday in August of each calendar year) during the Term.

     "Force Majeure Causes" shall mean causes beyond the reasonable control of FSG or Manager, as the case may be, including but not limited to casualties, war, insurrection, acts of God or the public enemy, strikes, lockouts, and material shortages.

     "FSG Board" shall mean the Board of Directors of FSG.

     "Person" shall mean any firm, association, partnership (including any general or limited partnership), trust, corporation, limited liability company, and any other legal entity, including a public body, as well as any natural person.

     "Proposed Annual FSG Plan" shall have the meaning set forth in Section 3.3.

     "Term" shall have the meaning set forth in Section 2.1.

2.   Term and Termination.

     2.1 Term. The term of this Agreement (the "Term") shall commence on the date of this Agreement and shall continue until the last to occur of (a) the full payment of the Company's indebtedness to Hamilton Bank, N.A., and (b) the last day of the calendar month in which shall occur the third (3rd) anniversary of the date of this Agreement, unless the term of this Agreement shall be sooner terminated as herein provided. The Term shall automatically be extended to the next succeeding anniversary date of this Agreement, unless the Term is sooner terminated as set forth in this Agreement; provided, however, that from and after the fifteenth (15th) anniversary of the date of this Agreement, the Term shall be extended only by the written agreement of the parties hereto (or their respective permitted successors and assigns).

     2.2 Termination Rights of FSG. In addition to the rights of the parties to terminate the Term following the occurrence of an Event of Default and in addition to any other remedies available to FSG, FSG, at any time after the last to occur of (a) the full payment of the Company's indebtedness to Hamilton Bank, N.A., and (b) the last day of the calendar month in which shall occur the third
(3rd) anniversary of the date of this Agreement, shall have the absolute right to terminate this Agreement, for any reason or for no reason. Any termination pursuant to this Section 2.2 shall be without liability or payment of any termination fee and shall be effective six (6) months after sending written notice to Manager of such termination.

     2.3. Termination Rights of Manager. In addition to the rights of the parties to terminate the Term following the occurrence of an Event of Default and in addition to any other remedies available to Manager, Manager, at any time after the last to occur of (a) the full payment of the Company's indebtedness to Hamilton Bank, N.A., and (b) the last day of the calendar month in which shall occur the third (3rd) anniversary of the date of this Agreement, shall have the absolute right to terminate this Agreement, for any reason or for no reason. Any termination pursuant to this Section 2.3 shall be without liability or payment of any termination fee and shall be effective six (6) months after sending written notice to FSG of such termination.

     2.4 Right of Manager and its Affiliates to Perform Services for FSG.

     (a) Nothing in this Agreement or otherwise shall restrict or prohibit, in any way whatsoever, the right of Manager's Affiliates to serve as officers or directors of FSG. The parties expressly acknowledge that such Affiliates shall so serve, during the Term. Within 30 days after termination of the Term, FSG will provide Manager with a list of the management level employees that FSG proposes to solicit to work for FSG, and the parties agree that FSG shall have no liability whatsoever to Manager or otherwise for its soliciting and hiring such personnel.

     (b) The parties acknowledge and agree that the management services of FSG and of the Company will be performed principally through the executive personnel identified on Schedule A hereto, and their successors in office, including but not limited to Jose, Carlos and Maurice Bared (collectively, the "Executives"). The parties agree that the Executives are intended beneficiaries of, and may enforce in their own right, the provisions of this Section 2.4 . This Section
2.4 may not be changed in any manner adverse to any Executive without the written consent of such Executive.

     (c) Each of the Executives shall, at all times, be fully authorized and protected in serving as a Director and Officer of FSG and in discharging the duties and responsibilities of such offices. However, until the first to occur (with respect to each respective Executive) of any termination of the Term of this Agreement, and/or any termination of the term and duration of the Company's employment of such respective Executive (such period being referred to herein as the "Executive's Term"), the Executive's compensation will be exclusively paid by the Company and not FSG. After any termination of the Executive's Term as to any of the Executive(s), such Executive(s) may freely, without liability to the Company or otherwise be employed by, act as Director or officer, or consultant or otherwise for or enter into any agreement with, or otherwise enter into a business relationship with FSG.

     (d) Each of the parties hereto acknowledges and agrees that Executives, during and after the Executive's Term, will be actively involved in the day-to-day management and activities of FSG in accordance with the terms of this Management Agreement. Further, each of the parties hereto acknowledges and agrees that Manager is being retained to manage the day-to-day activities of FSG in accordance with the terms of this Agreement and the Annual FSG Plan, respectively. Accordingly, in view of the foregoing and the right of each party hereto to terminate this Agreement as set forth in Sections 2.2 and 2.3, the Company hereto hereby irrevocably WAIVES AND RELEASES any claims, demands, causes and choses in action whatsoever against the Executives, and FSG WAIVES AND RELEASES any claims against the Manager, based in either case in whole or part upon any express or implied conflict of interest, conflict of duties or conflict of loyalties that now exists or may hereafter exist among and between FSG and the Company for all purposes, forever. In no event shall any of the Executives have any liability, express or implied, to the Company or its affiliates (or be deemed to have breached any express or implied duty owed to the Company) or shall Manager have any liability, express or implied, to FSG, in connection with any such actual or alleged conflict of interest, except solely in the case of such respective Executive's (or as the case may be Manager's) gross negligence or willful misconduct.

     2.5 Transition Procedures. Upon the expiration or earlier termination of the Term, for whatever reason, Manager shall the following (and the provisions of this Section 2.5 shall survive the expiration or termination of this Agreement until they have been fully performed):

          (a) Cooperation. Cooperate with FSG in a manner that will permit an orderly and commercially reasonable transition of the management and operation of FSG with minimal hindrance to the FSG Business.

          (b) Contracts, Leases, Licenses and Concessions. Cause the assignment to FSG of all leases, contracts, commitments, deposits, licenses and concession agreements in effect with respect to FSG's assets or property that were entered into by Manager in Manager's name on behalf of FSG in accordance with this Agreement or the applicable FSG Annual Plan.

          (c) Books and Records. Deliver all books and records maintained by Manager for FSG (including, without limitation, sales files and financial records), provided that such books and records shall thereafter be available to Manager and its representatives at all reasonable times for inspection, audit, examination and transcription for a period of six (6) years.

          (d) Electronic Information. To the extent any information or data to be delivered by Manager to FSG hereunder is in computerized or electronic format, to cooperate with FSG and provide FSG access to such computer data or information (without access lock-out) to permit the transfer and copying of such information and data into machine-readable format.

          (e) Transition Documents. Execute and deliver to FSG any documents reasonably requested by FSG and necessary to effect the management transition within ten (10) business days after FSG's written request for any such documents.

          (f) Remittance. Remit to FSG, as of the effective date of termination of this Agreement, all funds of FSG that are in Manager's possession (net of any amounts then due to Manager) and render a written final accounting to FSG for the period ending upon the date of termination of this Agreement.

          (g) Assumption. FSG shall be responsible for, and shall pay when due and indemnify and defend Manager against, all liabilities, indebtedness, costs, payables, and expenses which are incurred by Manager on or prior to such termination for the benefit of the FSG and in accordance with this Agreement or the applicable Annual FSG Plan.

          (h) Notice to Vendors. Prepare for FSG's approval (which approval shall not be unreasonably withheld or delayed) a written notice to be delivered to all vendors of FSG notifying such vendors of the termination of this Agreement.

          (i) Manager's Assets. Cause the prompt removal of all assets owned by Manager then held at any Drive-Thru Stores or other facilities then owned or leased by FSG and FSG expressly agrees to permit Manager or its agents to access to any Drive-Thru Stores or other facilities then owned or leased by FSG for the purpose of removing such assets. This provision is expressly subject to the terms of the Consignment Agreement of even date herewith between Manager and REWJB Dairy Plant Associates, a Florida General Partnership ("REWJB Dairy"), regarding the rights of REWJB Dairy to the Manager's Assets, as such term is defined in that Consignment Agreement.

3.   Management of FSG Business.

     3.1 Engagement and Acceptance. FSG hereby engages Manager on an exclusive basis, as an independent contractor, to direct, supervise, manage and operate the FSG Business and to provide to FSG the management and administrative services set forth in this Agreement and each Annual FSG Plan during the Term of this Agreement. Manager hereby accepts such engagement pursuant to the terms of this Agreement.

     3.2 General Powers. Manager shall perform its management obligations hereunder in substantial conformity with the Annual FSG Plan and this Agreement. Manager, as sole and exclusive agent of FSG, shall have total and absolute authority over the day-to-day management, control, power, and discretion in the operation of the FSG Business in the ordinary course of business and in accordance with the Annual FSG Plan. However., the Manager's exercise of this delegated authority shall be subject to the legal power and authority of the FSG Board, provided that such shall only be deemed exercised to the extent specified in a written notice from FSG to the Manager. All acts performed and obligations incurred by Manager in accordance with the terms of this Agreement or the Annual FSG Plan shall be for the account of FSG and at FSG's expense.

     3.3 Preparation of Annual FSG Plan. Until an initial Annual FSG Plan is approved by the FSG Board, the interim Annual FSG Plan shall be the budget and plan set forth as Exhibit A. Within forty-five (45) days after the date hereof and, with respect to each Fiscal Year during the Term, no later than forty (45) days prior to the first day of each Fiscal Year, Manager will assist FSG's senior executive officers in preparing a proposed budget and operating plan (each such proposed plan, a "Proposed Annual FSG Plan"), together with such other information as is necessary to determine the financial needs of the FSG Business and to forecast the financial results from the operation the FSG Business. Each such Proposed Annual FSG Plan shall include the following:

          (a) A schedule of annual projected operations and cash flow from the FSG Business, detailed on a monthly basis.

          (b) Manager's and FSG's senior executives' reasonable estimate and projected budget of gross receipts and gross operating expenses for the forthcoming Fiscal Year, itemized in reasonable detail, together with the assumptions, in narrative form, forming the basis of such schedules, including a schedule of detailed budget estimates for salaries, advertisement and promotional expenses, taxes, utilities, repairs, and maintenance.

          (c) A projected budget for capital expenditures and replacements and all anticipated expenditures to be made during the forthcoming Fiscal Year, including without limitation, whether any new Drive-Thru Stores are to be acquired or constructed, the cost of such acquisition or construction, the location of such proposed new Drive-Thru Stores and all information deemed relevant by FSG with respect thereto.

          (d) Any reports or other information relating to any investigations, evaluations, studies, or other activities requested by FSG with respect to FSG and the FSG Business.

          (e) Identification of the staffing to be employed by Manager with respect to FSG and the FSG Business together with a general description of the number of personnel and the job descriptions therefor.

          (f) Any other matters reasonably requested in advance by FSG that FSG deems necessary or appropriate to make an informed decision with respect to the approval or rejection of a Proposed Annual FSG Plan.

          (g) A separate estimate of the FSG Management Fee to be paid for the forthcoming Fiscal Year.

          (h) A narrative description of the program for marketing the FSG Business for the forthcoming Fiscal Year containing a detailed budget itemization of the proposed marketing plan for the FSG Business, including without limitation, advertising expenditures by category and the assumptions, in narrative form, forming the basis of such budget itemization.

     3.4 Approval of Annual FSG Plan. With respect to each Proposed Annual FSG Plan, the senior executive officers of FSG and Manager shall present each Proposed Annual FSG Plan to the FSG Board for the FSG Board's review, consideration and approval. Manager and FSG's senior executive officers shall receive the FSG Board's comments with respect to the Proposed Annual FSG Plan and shall revise and submit a revised Proposed Annual FSG Plan incorporating the FSG Board's comments for approval by the FSG Board, and, if required by additional comments from the FSG Board, shall re-revise and re-submit such Plan) (each such plan, as adopted and approved by the FSG Board, an "Annual FSG Plan"). If the FSG Board is unable to adopt and approve an Annual FSG Plan with respect to any Fiscal Year, then until approval of an Annual FSG Plan for such Fiscal Year, Manager shall operate FSG and the FSG Business in the manner provided by and in accordance with the last Annual FSG Plan approved by the FSG Board until such time as a new Annual FSG Plan is approved by the FSG Board.

     3.5 FSG to Bear All Gross Operating Expenses and Capital Expenditures. In performing its duties as Manager of FSG and the FSG Business during the Term, Manager shall act for the account of FSG and the FSG Business. All direct, store level operating expenses and all capital expenditures incurred by Manager under this Agreement (for the account of FSG) or by FSG with respect to the FSG Business or the Annual FSG Plan (collectively, the "FSG Expenses") shall be borne exclusively by FSG. Attached as Schedule 3.5 hereto is a description, by category, of the FSG Expenses that FSG will bear and pay. Manager shall in no event be required to advance any of its funds for FSG Expenses nor shall Manager incur any liability in connection therewith unless FSG shall have furnished Manager with funds necessary for the discharge thereof.

     3.6 Books and Records of Manager. Manager shall keep full and adequate books of account and other records reflecting the results of operation of FSG and the FSG Business. The books of account and all other records relating to or reflecting the operation of FSG and the FSG Business (together with all computer software and computer databases related thereto) shall be kept at Manager's central corporate offices and shall be made available to FSG and its representatives and its auditors or accountants. All of such books and records pertaining to FSG and the FSG Business, including, without limitation, computer software, computer databases, and books of account shall be the property of FSG. Such books and records shall be maintained so that fully audited financial statements of FSG can be rendered FSG's independent accountants in accordance with generally accepted accounting principles. FSG shall have the right, at its option and expense, to inspect, copy, or audit such books at any reasonable time.

     3.7 Specific Powers of Manager. Without limiting the generality of Section 3.2, Manager shall have the additional power and authority on behalf of and in the name of FSG, at FSG's sole cost and expense and subject to the terms of this Agreement and the applicable Annual FSG Plan:

          (a) to enter into agreements (or cause FSG to enter into agreements), including, without limitation, (i) contracts to market, sell and distribute products of the FSG Business, (ii) contracts, leases and all other documents of whatever type and kind necessary or incident to the operation of the FSG Business, (iii) agreements to hire, on behalf of FSG, such professionals or other experts as Manager deems to be necessary or desirable in connection with the operation of the FSG Business, and (iv) agreements to employ and/or dismiss from employment any and all employees, agents, consultants and independent contractors, and obtain all brokerage-management, legal, leasing, accounting, secretarial, bookkeeping, and other services as Manager deems to be necessary or incident to the operation of the FSG Business;

          (b) to pay, collect, settle, compromise, arbitrate, resort to legal action or otherwise adjust claims or demands of or against FSG or the FSG Business;

          (c) to purchase and maintain in the name and on behalf of FSG fire and extended coverage, liability, workers' compensation, rental, business interruption and other insurance with respect to the FSG Business in the amounts set forth in the Annual FSG Plan;

          (d) to supervise and maintain complete books and records of the FSG Business, on forms and in accordance with procedures designed and utilized by Manager in its sole discretion;

          (e) to charge against the revenues of FSG the costs and expenses incurred by Manager with respect to the FSG Business under this Agreement, other than the overhead expenses of Manager that shall not be charged to FSG or deducted from the revenues of the FSG Business;

          (f) to borrow any monies in the amounts set forth in the then current Annual FSG Plan upon terms and conditions set forth in such Annual FSG Plan;

          (g) to negotiate, enter into and execute new or additional mortgages or other security agreements on any of the assets of the FSG Business as set forth in the then current Annual FSG Plan and to execute any and all documents and perform any and all acts to carry out the intentions and purposes of the then current Annual FSG Plan;

          (h) to engage and compensate attorneys, accountants and other professional persons to perform such services as are necessary or appropriate (in Manager's judgment) in connection with the operations of the FSG Business and the performance of Manager's obligations under this Agreement and the then current Annual FSG Plan; (i) to establish all budgets for the FSG Business in accordance with the then current Annual FSG Plan;

          (j) to establish and determine all policies for the operation of the FSG Business, including, without limitation, establishing all prices, price schedules, rates, rate schedules, product offerings, product mix, vendors, vendor payment terms, vendor contracting terms, store lease terms and the implementation of personnel policies and procedures; and

          (k) to establish and maintain bank and other depository accounts for FSG, to collect and deposit all proceeds from the operation or sale of the FSG Business or the assets of FSG, and to make payments and withdrawals from such accounts for FSG Expenses and Base FSG Fees,

     3.8 Business of Manager. Manager shall devote so much of Manager's time to the FSG Business as in Manager's judgment reasonably shall be required to conduct it. Nothing in this Agreement shall prevent or prohibit Manager or Manager's Affiliates from continuing, entering into, engaging in, or conducting, for its own account, any other business of whatever kind or nature, it being acknowledged that Manager and Manager's Affiliates are presently engaged and may continue to be engaged in activities directly competing against the FSG Business (including, without limitation, the performance of services by Manager with respect to Manager's own businesses and the businesses of its Affiliates).

     3.9 Limitation on Manager's Authority. Manager shall not, without the approval of FSG's Board:

          (a) Take any action that is not consistent with the Annual FSG Plan or fail to take any action taken is required to be taken as set forth in the Annual FSG Plan; or

          (b) Except as set forth in the Annual FSG Plan, borrow any funds in the name of FSG, in the name of Manager (for the benefit of FSG or the FSG Business) or secured by any portion of the assets of FSG (whether such loan is on a secured or unsecured basis).

     3.10 Publicity and Public Relations. FSG shall have the exclusive right to control, manage and monitor all publicity and public relations with respect to FSG and the FSG Business. All advertisement, publicity, public relations and media releases shall be approved by FSG before implementation by Manager.

4.   Base FSG Fee.

     4.1 Compensation of Manager. Manager shall receive, as Manager's complete compensation for the services to be performed by Manager hereunder, the amount (the "Base FSG Fee") forth in Exhibit B hereto. In the event of an early termination of the Term in accordance with the terms of this Agreement, the Base FSG Fee shall be prorated to the date of such termination. In the event Manager shall have advanced any funds in payment of FSG Expenses (although Manager shall not be obligated to make any such advances under any circumstances), then FSG agrees to promptly reimburse Manager the amount advanced by Manager for FSG Expenses. In no event shall any fees or other compensation be due or payable to Manager or any Affiliate of Manager by FSG other than (a) the Base FSG Fee, (b) other costs and expenses for which Manager may be reimbursed by FSG in accordance with this Section 4.1.

     4.2 Payment of Base FSG Fee. The Base FSG Fee shall be payable in monthly installments, due on the 25th day of each calendar month during the Term hereof.

     4.3 Manager to Pay Manager's Expenses. Manager shall bear and pay, without contribution from FSG (except with respect to maintenance expenses as described below in the Section), the Manager's Expenses; which term shall mean and include
(a) all insurance expenses, including casualty, liability, employment practices, and umbrella policies applicable to the Drive-Thru Stores (but excluding worker's compensation insurance which is among the FSG Expenses), (b) compensation expenses (including worker's compensation and taxes) for the management of FSG that is employed by Manager, (c) all maintenance expenses incurred with respect to (i) the Drive-Thru Stores and (ii) the Manager's Assets, and (d) the other costs and expenses described by category in Exhibit
4.3 However, to the extent that the maintenance services performed by the Manager are attributable to the Drive-Thru Stores, then FSG shall pay or reimburse UPET for the actual cost thereof, in addition to the Base FSG Fee. The Manager will invoice FSG for such maintenance expenses, and reasonably document the extent to which such maintenance expenses are attributable to the Drive-Thru Stores and therefore payable by FSG. Such invoices shall be payable by FSG to Manager with the next succeeding payment of Base FSG Fees due after such invoice is rendered.

5.   Additional Covenants of Manager and FSG

     5.1 Financial Reports.

     (a) Manager shall work with the senior executive officers of FSG to prepare and deliver to FSG and to FSG Board within twenty (20) days after the end of each calendar month an interim accounting report showing the results of the operation of the FSG Business for such month, for the Fiscal Year to date and a computation of gross receipts, gross operating expenses, and net operating income. Such interim accounting and the annual accounting referred to below shall: (i) shall set forth the information requested under this Agreement for the FSG Business in a consolidated format and in a format that reflects the results from operation of each Drive-Thru Store, and (ii) shall set forth such other information as is required in the Annual FSG Report.

     (b) Within ninety (90) days after the end of each Fiscal Year, Manager and FSG's senior executive officers shall deliver to the FSG Board (in a consolidated format and in a format that reflects the results from operation of each Drive-Thru Store) an annual accounting report (including balance sheet, income statement and other financial statements), audited by a nationally recognized firm of certified public accountants selected by FSG.

     (c) Manager shall, upon the request of FSG, prepare for FSG (or FSG's lender(s)) or assist FSG in the preparation of such additional financial reports with respect to FSG or the FSG Business as FSG or FSG's lender(s) may reasonably request or may be required in the preparation of the audited annual accounting to be prepared pursuant to this Section 5.

     5.2 Periodic Meetings With FSG. Manager shall meet with the FSG Board from time to time during the term of this Agreement as requested by the FSG Board and at least on a quarterly basis in order to discuss, formulate and evaluate action plans and the strategic initiatives of the FSG Business, including the pricing and marketing strategy of the FSG Business, the actions and proposed actions of Manager with respect to FSG and the FSG Businss in order to achieve the results contemplated by the Annual FSG Plan and the status of the Annual FSG Plan.

     5.3 Manager Not to Enter Drive-Thru Business. Manager acknowledges and agrees that FSG and/or its affiliates (i) has developed a system for convenience stores utilizing a drive-through operating concept (the "Concept") which is proprietary and certain components of which are, confidential and gives it a competitive advantage, and which includes, among other things, distinguishing features such as unique design and distinctive exterior and interior design, layout, trade dress, and color scheme and operating systems for use within the drive-through store (collectively, the "Proprietary Features"), (ii) is the owner and holder of a patent for its modular prefabricated drive-through convenience stores, and (iii) treats as proprietary and confidential its expertise and know-how relating to the design, construction, furnishing, provisioning, maintenance, and operation of its drive-through convenience stores. Accordingly, Manager agrees that it and its Affiliates will not, directly or indirectly appropriate, use or duplicate the Concept or the Proprietary Features, or any portion of the foregoing. Manager further covenants and agrees that neither it nor any of its Affiliates will either directly or indirectly, for itself, or through, on behalf of, or in conjunction with any person, partnership, association, joint venture, corporation, or other legal entity, engage in, be employed by, or have any interest in any business using a building design incorporating a double drive-through operating concept. The foregoing covenant and agreement is intended to apply for the maximum time period, in the maximum geographical area, and to the maximum extent permitted by applicable law. This provision shall expressly survive and remain enforceable after and notwithstanding any termination of this Agreement. Any breach or default hereunder would cause irreparable damages to FSG; therefore, this provision may be enforced by injunction against any breach or threatened breach thereof.

     5.4 Real Estate Opportunities. In the event that the Manager locates a parcel of real estate that is suitable for development into a drive-thru store with gasoline or a walk in store, then the Company shall have the first opportunity to consider development of such location for a walk in store location, before FSG shall be afforded the opportunity to develop the same. FSG shall give the Company notice of any such site that it wishes to develop, and shall not develop such site provided that the Company shall respond to FSG's notice within 30 days after such notice is given by notifying FSG that it intends to develop such site. The parties acknowledge that the real estate opportunities of FSG and the Company differ because FSG requires smaller lots than does the Company.

6.   Insurance for FSG and Manager.

     6.1 Insurance for FSG. Manager shall cause FSG to maintain, at all times during the Term, the insurance respecting FSG and the FSG Business in amounts and with responsible and properly licensed companies as set forth in the Annual FSG Plan or as otherwise approved by the FSG Board. All policies evidencing the foregoing insurance shall name FSG as the principal insured and shall name Manager and (if required by FSG) any mortgagee of FSG and the Drive-Thru Stores as additional insureds thereunder by endorsement. Such insurance policies and certificates shall satisfy the requirements of Schedule 6.1 hereto.

     6.2 Manager's Insurance. Manager may, but shall not be required to, maintain such insurance covering Manager and Manager's Affiliates as Manager determines to be appropriate.

7.   Disclosure Regarding Relationships; Waivers and Consents.

     7.1 Disclosure Regarding Relationships. Each of the parties hereto acknowledges and agree as follows: (i) Jose P. Bared and his family members and their respective Affiliates (collectively, the "Bared Affiliates") own or control at least forty-eight percent (48%) of the capital stock of United Petroleum Corporation ("UPET") and UPET owns and controls one hundred percent (100%) of the capital stock of Manager, (ii) the Bared Affiliates own or control at least 90% of the capital stock of FSG, (iii) Joe Bared and Carlos Bared are members of the board of directors of UPET, (iv) Joe Bared and Carlos Bared are members of the board of directors of FSG, (v) Joe Bared and Carlos Bared are members of the board of directors of Manager, and (vi) UPET owns 10% of the capital stock of FSG.

     7.2 Intentionally Omitted.

8.   Liability of Manager; Indemnification.

     8.1 Liability of Manager/Exculpation. Manager shall not be liable and is hereby exonerated by FSG and any of its Affiliates for any and all losses, damages, expenses, fines, penalties, liabilities, judgments, settlements, and claims arising out of or in connection with (a) the operation of the FSG Business, (b) the acts or omissions of Manager under or in connection with this Agreement, (c) any mistake or error in judgment, (d) any action taken or omission made by Manager that Manager believed was in good faith or within the scope of the authority conferred on Manager by this Agreement or the Annual FSG Plan; provided however that Manager shall be liable for those actual damages that are directly caused by the any act or omission of Manager that constitute gross negligence or willful misconduct. Manager may consult with legal counsel and accountants selected by Manager, and Manager shall be fully protected in and have no liability for any action taken or omission made by Manager in good faith and in reliance upon and in accordance with the opinion or advice (whether written or otherwise) of such counsel or accountant.

     8.2 Indemnity.

     (a) FSG shall indemnify and hold harmless Manager, any Affiliates of Manager, and any of their respective partners, employees, agents, attorneys, directors and officers (each an "Indemnitee") with respect to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, to which an Indemnitee was or is a party or is threatened to be made a party by reason of the fact that it is the Manager, an Affiliate of Manager, or an employee, agent, attorney, partner, director or officer of Manager or any Affiliate of Manager, involving an alleged cause of action arising from the activities of such Indemnitee and which activities (or omissions) were on behalf of FSG, the FSG Business, the respective property, business or affairs of FSG and the FSG Business, or in connection with this Agreement in any way (each, a "FSG Claim"). FSG shall indemnify such Indemnitee against any and all losses, claims, demands, liabilities, costs and expenses, including reasonable attorneys' fees, judgments, penalties, fines and amounts paid in settlement, actually and reasonably incurred by such Indemnitee in connection with such action, suit or proceeding, provided that the Indemnitee's conduct does not constitute gross negligence or willful misconduct. The termination of a proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that an Indemnitee's actions or omissions constituted gross negligence or willful misconduct unless a specific finding to such effect is included in such judgment, order, settlement, conviction or plea and all appeals have been exhausted.

     (b) Expenses (including reasonable legal fees and expenses) incurred by an Indemnitee in defending against any FSG Claim shall be paid by FSG to the appropriate Indemnitee in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of the Indemnitee to repay such amount if it shall ultimately be determined, by a court of competent jurisdiction or otherwise, that the Indemnitee is not entitled to be indemnified by FSG as authorized hereunder.

     (c) If a claim or assertion of liability is made or asserted by a third party against an Indemnitee, that, if prevailed upon by any such third party, would result in the Indemnitee being entitled to indemnification pursuant to this Section 8, the Indemnitee will provide FSG prompt written notice of the claims or assertion of liability and request the FSG to defend the same. Failure to so notify the FSG will not relieve FSG of any liability that FSG has or might have to the Indemnitee except to the extent that such failure actually prejudices the FSG's legal position. FSG will have the obligation to defend against such claim or assertion (if the Indemnitee is entitled to indemnification pursuant to this Section 8), and FSG will give written notice to the Indemnitee of acceptance of the defense of such claim and the name of the counsel selected by FSG to defend such claim. The Indemnitee will be entitled to participate with FSG in such defense and also will be entitled, at its option and expense, to employ separate counsel for such defense. In the event FSG does not assume the defense of the claim or in the event that FSG or its counsel fails to use reasonable care in maintaining such defense, the Indemnitee will have the right to employ counsel for such defense at the expense of FSG (unless the Indemnitee is not entitled to indemnification under this Section 8). FSG and the Indemnitee will cooperate with each other in the defense of any such action and the relevant records of each will be made available to the other with respect to such defense.

     (d) No Indemnitee will be entitled to indemnification under this Section 8 for a claim if it has entered into any settlement or compromise of such claim giving rise to any indemnifiable loss without the written consent of FSG. If a bona fide settlement offer is made with respect to a claim and FSG desires to accept and agree to such offer, FSG will give written notice of settlement to the Indemnitee to that effect. If the Indemnitee fails to consent to the settlement offer within ten (10) calendar days after receipt of the notice of settlement, then the Indemnitee will be deemed to have rejected such settlement offer and will be responsible for continuing the defense of such claim and, in such event, the maximum liability of FSG as to such claim will not exceed the amount of such settlement offer plus any and all reasonable costs and expenses paid or incurred by the Indemnitee up to the date of the notice of settlement and that are otherwise the responsibility of FSG pursuant to this Section 8.

     (e) The indemnification provided by this Section 8 shall be in addition to any other rights to which an Indemnitee may be entitled, in any capacity, under any agreement, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity. The rights to indemnification under this Section 8 shall inure to the benefit of the heirs, successors, assigns and administrators of the Indemnitee.

     (f) An Indemnitee shall not be denied indemnification in whole or in part under this Section 8 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

     (g) The provisions of this Section 8 are solely for the benefit of the Indemnitees, their heirs, successors, assigns and administrators, and shall not be deemed to create any rights for the benefit of any other Persons. It is expressly understood and agreed that the provisions of this Section 8 shall survive the termination or expiration of this Agreement for all purposes.

9.   Events of Default and Remedies.

     9.1 Events of Default. Each of the following shall constitute an event of default ("Event of Default") hereunder:

          (a) The failure of a party to pay to the other party any sum that may become due hereunder on or before the expiration of fifteen (15) days after receipt of written to the party that has failed to pay by the party entitled to payment specifying such failure to pay; or

          (b) The failure of a party to perform, keep or fulfill any of the terms, covenants, undertakings, obligations or conditions set forth in this Agreement (other than those referred to in the foregoing paragraph (a), and the continuance of such failure for a period of thirty (30) days after written notice to such party by the other party specifying such failure, or, in the event such failure is of such a nature that it cannot, with due diligence and in good faith, be cured within thirty (30) days, the failure of the non-performing party to commence to cure the same within such thirty-day period and thereafter to prosecute the curing of such failure with due diligence and in good faith; provided, however, that such failure is cured within sixty (60) days after the date any written notice is received by the non-performing party; or

          (c) If a party shall file a voluntary petition in bankruptcy or for arrangement, reorganization or other relief under any chapter of the United States Bankruptcy Code or any similar law, state or federal, now or hereafter in effect, or shall file an answer or other pleading in any proceeding admitting insolvency, bankruptcy or inability to pay its debts as they mature; or if within ninety (90) days after the filing against the defaulting party of any involuntary proceedings under the United States Bankruptcy Code or similar law, state or federal, now or hereafter in effect, such proceeding shall not have been vacated; or if all or a substantial part of a party's assets are attached, seized, subjected to a writ or distress warrant, or are levied upon, unless such attachment, seizure, writ, warrant or levy is vacated within ninety (90) days; or if a party shall be adjudicated a bankrupt; or if a party shall make an assignment for the benefit of creditors or shall admit in writing its inability to pay its debts generally as they become due or shall consent to the appointment of a receiver or trustee or liquidator of all or the major part of its property; or if any order appointing a receiver, trustee or liquidator of a party or all or a major part of the property of such party is not vacated within ninety (90) days following the entry thereof.

     9.2 Cumulative Remedies. Upon occurrence of an Event of Default, a non-defaulting party may give to the defaulting party notice of intention to terminate such non-defaulting party's obligations under this Agreement after the expiration of a period of fifteen (15) days from the date of such notice and, upon the expiration of such fifteen-day period, the non-defaulting party's obligations under this Agreement shall terminate (except for indemnification obligations and the obligations to pay the Base FSG Fee to the date of such termination, which shall survive the termination of this Agreement as provided herein). Any termination upon the occurrence of an Event of Default shall be without prejudice to any right to damages that the non-defaulting party may have against the defaulting party under applicable law. All remedies herein expressly provided for are cumulative of any and all other remedies existing at law or in equity and are cumulative of any and all other remedies as may now or hereafter exist under this Agreement, at law or in equity, for the enforcement of the covenants herein and the resort to any remedy provided for hereunder or provided for by law or equity shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

10.  Successors and Assigns.

     10.1 Assignment by Manager. Manager shall not have the right to assign its rights and obligations under this Agreement, without the prior written consent of the FSG Board. It is understood and agreed that any approval given by FSG to any assignment shall not be deemed a waiver of the covenant herein contained against assignment in any subsequent case. Subject to the foregoing, any assignee who succeeds to the interest of Manager hereunder (or to the interest of an assignee of Manager hereunder) shall be deemed to be Manager hereunder for all purposes, and any approved assignee shall expressly assume in writing the obligations of Manager hereunder.

     10.2 Assignment by FSG. FSG shall not have the right to assign its interest in this Agreement, without the prior approval of Manager. It is understood and agreed that any approval given by Manager to any assignment shall not be deemed a waiver of the covenant herein contained against assignment in any subsequent case. Subject to the foregoing, any assignee who succeeds to the interest of FSG hereunder (or to the interest of an assignee of FSG hereunder) shall be deemed to be FSG hereunder for all purposes, and any approved assignee shall expressly assume in writing the obligations of FSG hereunder.

     10.3 Binding on Successors. The terms, provisions, covenants, undertakings, agreements, obligations and conditions of this Agreement shall be binding upon and shall inure to the benefit of the successors in interest and the assigns of the parties hereto with the same effect as if mentioned in each instance where the party hereto is named or referred to.

11.  Notices.

     11.1 All notices required hereunder shall be given in writing and shall be deemed given when delivered by messenger, a national overnight courier or delivery service, or by the U.S. mails (and, if mailed, shall be deemed received four (4) business days after the postmarked date thereof), with postage prepaid, registered or certified, if to FSG, delivered or addressed to:

               -------------------------------
               -------------------------------
               -------------------------------
               Attention: --------------------

          with a copy (that shall not constitute notice) to:

               -------------------------------
               -------------------------------
               -------------------------------
               Attention: --------------------

          if to Manager, delivered or addressed to:

               -------------------------------
               -------------------------------
               -------------------------------
               Attention: --------------------

          with a copy (that shall not constitute notice) to:

               -------------------------------
               -------------------------------
               -------------------------------
               Attention: --------------------

Any party hereto may change its address for notices hereunder by notice of such change to the other parties hereto in the manner herein above provided.

12.  Further Instruments.

     12.1 Each party hereto shall execute and deliver all such other appropriate supplemental agreements and other instruments and take such other action as may be necessary to make this Agreement fully and legally effective, binding and enforceable as between the parties hereto and as against third parties, as the other party may reasonably request.

13.  Applicable Law.

     13.1 This Agreement shall be governed in all respects by the internal laws of the State of Florida, without regard to the conflict of law rules of the State of Florida.

14.  Estoppel Certificates.

     14.1 FSG and Manager. FSG and Manager agree, at any time and from time to time, as requested by the other party upon not less than ten (10) days' prior written notice, to execute and deliver to the other a statement certifying that this Agreement is unmodified and in full force and effect (or if there have been modifications, that this Agreement is in full force and effect as modified and stating the modifications), certifying the dates to which required payments have been paid, and stating whether or not, to the best knowledge of the signer, the other party is in default in performance of any of its obligations under this Agreement, and if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered pursuant hereto may be relied upon by others with whom the party requesting such certificate may be dealing.

15.  Title.

     15.1 This Agreement is not, and shall not be deemed at any time to be, an interest in real estate or a lien or security interest of any nature FSG or the Drive-Thru Stores, any land used in connection therewith, other personal property existing or hereafter acquired, or any agreement that may now or hereafter be entered into with respect to FSG or the FSG Business.

16.  No Restricted Activities.

     16.1 Except as provided in Section 5.3 regarding the agreement of Manager and its Affiliates not to enter into or have any role in a business involving a drive-thru operating concept, nothing in this Agreement shall be deemed in any way to prohibit or restrict the right or freedom of any of the parties hereto or their respective Affiliates to conduct any business or activity (including without limitation, the acquisition, owning, developing, improving, managing, operating, selling, or otherwise disposing of other assets, corporate divisions, properties, businesses, or companies) without any obligation or accountability to the other party hereto, even if such business or activity competes with the business of the other party hereto in any way.

17.  Force Majeure Causes - Extension of Time to Perform.

     17.1 Time is of the essence of this Agreement; provided, however, that the time periods and the time limitations set forth in this Agreement, except with respect to monetary obligations, shall be extended for the period of any delay due to Force Majeure Causes; provided further, however, that in no event shall such time periods or time limitations be extended for a period of time in excess of an aggregate of thirty (30) days in any calendar year for the benefit of any party to this Agreement.

18.  No Representations by Manager Regarding Future Performance.

     18.1 In entering into this Agreement, FSG (a) acknowledges and agrees that Manager has made no representations or warranties, express or implied, with respect to the projected earnings, the possibility of future success or any other similar matter respecting FSG or the FSG Business, and (b) understands and agrees that no guarantee or assurance is made as to any specific amount of income to be received by FSG or as to the future financial success of FSG or the FSG Business.

19.  No Partnership; Fiduciary Duties.

     19.1 Nothing in this Agreement shall constitute, or be construed to be or to create, a partnership or joint venture between or FSG and Manager with respect to the matters described in this Agreement. In the performance of this Agreement, Manager shall act solely as an independent contractor. Neither this
Agreement nor any agreements, instruments, documents or transactions contemplated hereby shall in any respect be interpreted, deemed or construed as making either party a partner, joint venturer, principal or agent or otherwise within a fiduciary or similar relationship with, or with respect to, any other party or as creating any similar relationship or entity, and each party hereto agrees that it will not make any contrary assertion, contention, claim or counterclaim in any action, suit or other legal proceedings involving Manager or FSG. No duties (whether statutory, at common law, in equity, as a fiduciary, implied or otherwise) shall be, or shall be deemed to be, created by this Agreement, other than those duties and obligations that are expressly set forth in this Agreement.

20.  Interpretation.

     20.1 The headings and captions herein are inserted for convenient reference only, and the same shall not limit or construe the paragraphs or sections to which they apply or otherwise affect the interpretation hereof.

     20.2 The terms "hereby," "hereto," "herein," "hereunder," and any similar terms shall refer to this Agreement, and the term "hereafter" shall mean after, and the term "heretofore" shall mean before, the date of this Agreement.

     20.3 The terms "include," "including" and similar terms shall be construed as if followed by phrase "without limitation."

     20.4 No term or provision of this Agreement shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

21.  Severability.

     21.1 If any provision of this Agreement is held to be illegal, invalid, or unenforceable under the present or future laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible that is legal, valid, and enforceable.

22.  Multiple Counterparts.

     22.1 This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument; provided, however, that in making proof hereof it shall be necessary to produce only one copy hereof signed by the party to be charged.

23.  No Third Party Beneficiary.

     23.1 This Agreement is made solely and specifically among and for the benefit of the parties hereto, and their respective successors and assigns subject to the express provisions hereof relating to successors and assigns, and no other person shall have any rights, interest or claims hereunder or be entitled to any benefits under or on account of this Agreement as a third party beneficiary or otherwise.

24.  Amendments.

     24.1 All amendments to this Agreement shall be in writing and signed by all the parties to this Agreement.

25.  Complete Agreement.

     25.1 This Agreement constitutes the complete and exclusive statement of the agreement between the parties and supersedes all prior writings or agreements by and between the parties with respect to the subject matter hereof. This Agreement supersedes all prior written and oral statements between the parties with respect to the subject matter hereof and no representation, statement, condition or warranty made by one party to another not contained in this Agreement shall be binding on the parties or have any force or effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Management Agreement as of the day and year first above set forth.

                                FSG:

                                FARM STORE GROCERY, INC.,
                                  a Delaware corporation

                                By:
                                   ---------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------


                                MANAGER:

                                UNITED PETROLEUM GROUP, INC., a
                                  Delaware corporation

                                By:
                                   ---------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------

                                                                       Exhibit A

                               List of Executives

President and Chief Executive Officer
Vice President, Finance and Chief Financial Officer
Executive Vice President - Operations
Chief Administrative Officer
Vice President - Drive-Thru  Operations
Vice President - Walk-in Operations
Vice President - Marketing  and  Merchandising
General Counsel
Controller
Director, Information Systems
Director, Human Resources
Director, Internal Audit
Director, Drive-Thru Operations
Director, Walk-in Operations
Director, Facilities
Director, Real Estate
Director, Loss Prevention and Security

                                                                       Exhibit B

                                 Management Fees


$24,000 per store up to 108 stores
Next 30 stores - $14,000 per store
Next 30 stores - $8,000 per store

                                                                    Schedule 3.5

Expenses included in Management Fee: UPET Expenses:

All of the personnel, related wages, expenses and benefits necessary to perform the following functions:

Accounting and Finance
Payroll Processing
General Administration
Human Resources
Loss Prevention/Security/Internal Audit
Marketing and Merchandising
Management Information Systems/POS
Real Estate and Store Development
Fuel Marketing
Retail Supervision/Operations
Facilities Maintenance
Legal


Shared expenses, including, but not limited to, the following expenses:

Non-Store Level Expenses:

Group Insurance
401K Plan
Fringe Benefits
Workers' Comp.
Supplies
Water/Sewer/Trash
Electric/Gas
Telephone
Beepers
Rent
Equipment Rental
Taxes
Licenses
Depreciation
Security
Repairs & Maintenance - Building
Repairs & Maintenance - Equipment
Service Contracts
Common Area Maintenance
Auto Rental
Leased Auto Termination
Fuel Expense
Auto Repairs
Truck Repairs
Uniforms
Temporary Labor
Computer Supplies
Travel & Entertainment
Miscellaneous Expense
Relocation Expense
Severance Pay
Seminars


General Expenses:

Bank Charges (other than those allocated to a Store)
Training
Auto Allowance
Courier Fee
Postage/Freight
Employee Relations
Classified Advertising
Advertising
Marketing Expense
Promotions (other than those allocated to a Store)
Pre-employment Expense
All Insurance policies
Off-site Storage
Donations
Interest Expense
Deferred Loan Expense
Dues & Subscriptions
Legal Fees
Audit Fees
Consultant Fees
401K Administration Fees


Expenses Excluded from Management Fee; FSG Expenses:

Direct Store-Level Expenses, including:

Inventory
Grocery Cost of Sales
Fuel Cost of Sales
Fuel Delivery
Payroll*
Overtime*
Bonus*
Vacation Pay*
Sick Pay*
Holiday Pay*
FICA*
Unemployment Taxes*
Group Insurance*
401K Plan*
Fringe Benefits*
Workers' Compensation*
Supplies
Fuel Over/Short
Grocery Over/Short
Cash Over/Short
Deposit Variances
Bank Adjustments
Returned Checks
Credit Card Chargebacks
Money Order Losses
Lottery Losses
Spoilage
Water/Sewer/Trash
Electric/Gas
Telephone
Rent
Rent Overage
Equipment Rental
Real Estate Taxes
Personal Property Tax
Taxes
Licenses
Depreciation
Security
Armored Car Fees
Service Contracts
Common Area Maintenance
Misc. Maintenance Expense
Bank Charges (assessed by local banks solely for monthly service and similar fees)
Credit Card Fees
Fuel Expense
Auto Repairs
Computer Supplies (equipment in stores only)
In-house Coupon Redemption
Window Signs
Grand Opening Expense
Travel
Promotions (assessed as a result of store-level redemptions)
Drive-Thru Store Supervision/District Managers/Regional Managers

* Includes all personnel up to and including Drive-Thru Store Regional Managers